SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement [_] Confidential, For Use of the Commission Only
                                     (As Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GLOBUS WIRELESS, LTD.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              GLOBUS WIRELESS, LTD.
                                 1955 Moss Court
                          Kelowna, B.C., Canada V1Y 9L3

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 17, 2000

                                                           Kelowna, B.C., Canada
                                                                    July 5, 2000

         The Annual Meeting of Stockholders (the "Annual Meeting") of Globus Wireless, Ltd., a Nevada corporation (the "Company"), will be held at The Grand Okanagan Hotel at 1310 Water Street, Kelowna, B.C., Canada, V1Y 9P3, at 9:00 A.M., Pacific time, for the following purposes:

     1. To elect four directors to the Company's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

     2. To consider and act upon a proposal to ratify the Board of Directors' selection of KPMG LLP, as Independent Certified Accountants for fiscal year ended October 31, 2000 (Proposal No. 2); and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

         The Board of Directors has fixed the close of business on July 3, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                             By Order of the Board of Directors,

                                                           /s/ BERNARD D. PENNER
                                                          ----------------------

                                                               Bernard D. Penner
                                              Chairman of the Board of Directors
                                             President & Chief Executive Officer



                                    IMPORTANT
                                    ---------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                              GLOBUS WIRELESS, LTD.
                                 1955 Moss Court
                          Kelowna, B.C., Canada V1Y 9L3

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Globus Wireless, Ltd., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Grand Okanagan Hotel, located at 1310 Water Street, Kelowna, B.C., Canada V1Y 9P3, on August 17, 2000 at 9:00 AM, Pacific time, and any adjournment or postponement thereof. Only holders of record of the Company's common stock (the "Common Stock"), on July 3, 2000 (the "Record Date"), will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 11,994,705 shares of Common Stock.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

         This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about July 10, 2000.

         Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

         Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

         Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         At the Annual Meeting, the stockholders will elect four directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

         Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the four nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

         Name                               Age               Position

Bernard D. Penner                            39               President, Chief Executive Officer
                                                               and Chairman of the Board

Jerome W. Cwiertnia                          59               Director

Anthony Dyck                                 55               Director

Hans Schroth                                 55               Director

     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     Bernard Penner has served as President, Chief Executive Officer and Chairman of the Board since June 9, 1999. Prior thereto, Mr. Penner had served as a member of the Company's Advisory Board and manufacturing planning group, examining opportunities with foreign manufacturers. From 1994 to 1997, Mr. Penner served as Vice President and Director for the Company. Between 1997 and 1999 Mr. Penner was President of Redline Contracting Ltd., a multi-residential project company.

     Jerome W. Cwiertnia has served as a Director since April 8, 1997. Currently, Mr. Cwiertnia is Chairman for Poly-Tak Protection Systems, Inc. of Huntington Beach, California, a company engaged in the manufacturing and distribution of specialty plastic films. Mr. Cwiertnia was a Director from 1979 to 1995, Chief Financial Officer from 1979 to 1989, President and Chief Operating Officer in 1990 and Chief Executive Officer and President from 1991 to 1995 for National Education Corporation, a company engaged in educational publishing and training. Mr. Cwiertnia graduated in 1963 from Northern Illinois University and is a Certified Public Accountant.

     Anthony Dyck has served as a Director since June 25, 1999. Since 1992, Mr. Dyck has initiated several real estate developments and acquired properties in Western Canada and Quebec. From 1971 to 1992, Mr. Dyck both taught at the secondary education level and served in public school administration. Mr. Dyck graduated from the University of British Columbia in 1961with a Bachelor of Science in Math & Economics, and in 1971 obtained his MA in Math Education, also from the University of British Columbia.

     Hans Schroth has served as a Director since June 25, 1999. Since 1994, Mr. Schroth has served as President for six corporate-owned restaurants in British Columbia. In 1981, Mr. Schroth immigrated to Canada and up to 1993 undertook a series of business ventures while semi-retired in Ontario, Canada. From 1972 to 1981 Mr. Schroth built and franchised seven Wood Fire Bakery and Coffee Shops in Germany and Austria. In 1972, Mr. Schroth obtained a Masters in Business from Munich Management School.

     No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended October 31, 1999, the Board of Directors of the Corporation held thirteen meetings and acted by unanimous written consent on seven occasions. No director attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is composed of three outside directors, Jerry Cwiertnia, Tony Dyck and Hans Schroth. The Audit Committee is responsible for (a) recommending the engagement and termination of the independent public accountants to audit the financial statements of the Company, (b) overseeing the scope of the external audit services, (c) reviewing adjustments recommended by the independent public accountant and address disagreements between the independent public accountants and management, (d) reviewing the adequacy of internal controls and management's handling of identified material inadequacies and reportable conditions in the internal controls over financial reporting and compliance with laws and regulations, and (e) supervises the internal audit function, which may include approving the selection, compensation and termination of internal auditors. The Audit Committee met twice during the last fiscal year.

     The Compensation Committee consists of three directors, Jerry Cwiertnia, Tony Dyck and Hans Schroth. The Committee is responsible for overseeing the compensation of the executive officers and directors, including annual executive salaries, bonuses and cash incentives and long-term equity incentives, to ensure that such officers and directors receive adequate and fair compensation. The Compensation Committee met twice during the last fiscal year.


                            COMPENSATION OF DIRECTORS

     Members of the Board of Directors receive an honorarium of $12,000 US per year, payable in cash, registered stock of the Company at market value, restricted stock of the Company at 85% of the market value or in stock options with the exercise price set at 85% of the market value. During fiscal 1999, $48,000 in directors' fees were paid by way of stock and $8,000 in directors' fees were paid by way of options reserved and allotted. All officers and directors are reimbursed for expenses incurred on behalf of Company.

     The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         KPMG LLP, has served as the Company's independent auditors since May 2000, and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending October 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. In additional to its principal service of examining the financial statement of the Company, KPMG LLP provides certain non-audit services for the Company with such services approved by management. In approving the services, management ensures that the nature of the services and the estimated fees to be charged would have no adverse effect on the independence of the accountants.

         Representatives of KPMG LLP are expected to be available at the Annual Meeting and to have the opportunity to make a statement should they desire to do so and to be available to respond to appropriate questions.

         The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of KPMG LLP as the Company's independent auditors for the fiscal year ending October 31, 2000.

                          RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000.

                                 STOCK OWNERSHIP

         The following table sets forth certain information regarding ownership of the Company's Common Stock as of October 31, 1999, by (i) all persons known by the Company to be beneficial owners of five percent (5%) or more of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officer named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.

                                                  Number of Shares       Approximate
                                                   Beneficially         Percentage of
Name and Address                                      Owned             Common Stock**


Bernard D. Penner                                   547,986 (1)             4.95%
1523 Lawrence Avenue
Kelowna, B.C., Canada

Jerome W. Cwiertnia                                  62,736                  *
17 Montecito Drive
Corona del Mar, CA 92625

Anthony Dyck                                        571,611 (2)             5.16%
8299 Okanagan Landing Road
Vernon, B.C., Canada

Hans Schroth                                       175,029 (3)              1.58%
365 Clifton Place
Kelowna, B.C., Canada

Nicholas Wizinsky                                  111,840 (4)              1.01%
1160 Trevor Drive
Kelowna, B.C., Canada

A. Cary Tremblay                                    39,834 (5)              *
3132 Shannon Court
Westbank, B.C., Canada

Dr. Paul F. Bickert                                738,667 (6)              6.67%
3200 Watt Road
Kelowna, B.C., Canada

All Officers and Directors
  as a Group (6 persons) 1,2,3,4,5               1,509,036                 13.62%
----------------------------

* Indicates holdings of less than one percent.

** Percentages are based upon the assumption that the shareholder has exercised all of the options he or she owns and as of fiscal year end October 31, 1999, and that no other shareholder has exercised any options he or she owns.

     (1) Includes 121,522 shares are held in the name of Loretta Penner, wife of Mr. Penner, of which Mr. Penner has shared voting rights; 21,346 shares are held in the name of Burns Fry Ltd., in trust for Loretta Penner, in which Mr. Penner has shared voting rights: 22,647 shares held in the name of Burns Fry Ltd., in trust for Mr. Penner; and 38,553 and 17,547 shares held by 488725 B.C. Ltd. and Redline Contracting Ltd., respectively, both of which are controlled by Mr. Penner. Also includes 50,000 shares issuable upon exercise of currently exercisable options.

     (2) Includes 527,778 shares held in the name of Mr. Dyck, in trust for his family including his wife Patricia, and five members of their immediate family, for which Mr. Dyck has full voting rights. Also includes 21,333 shares issuable upon exercise of currently exercisable options.

     (3) Includes 63,000 shares held jointly in the names of Ruth and Hans Schroth, for which Mr. Schroth has shared voting rights. Also includes 21,333 shares issuable upon exercise of currently exercisable options.

     (4) Of such shares, 102,840 are held jointly in the names of Mr. Wizinsky and his wife, Sharon. Mr. Wizinsky has shared voting rights over such shares; 2,500 shares held in a Registered Education Savings Plan over which Mr. Wizinsky has shared voting rights; and 6,500 shares held in the name of 532773 B.C. Ltd., which is controlled by Mr. Wizinsky.

     (5) Of such shares, 4,500 are held jointly in the names of Mr. Tremblay and his wife Cindy. Mr. Tremblay has shared voting rights of such shares.

     (6) Of such shares, 216,667 are held in the name of Marlene Bickert, wife of Dr. Bickert, and Dr. Bickert has shared voting rights in and to the shares; 111,111 of these shares are held jointly by Marlene and Dr. Bickert and Dr. Bickert has shared voting rights in and to the shares; and 10,000 of these shares are held in the name of RBC Dominion Securities, in trust for Dr. Bickert, and over which he has sole voting rights.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth certain summary information with respect to the compensation paid to the Company's President and Chief Executive Officer, for services rendered in all capacities to the Company for the fiscal period ended October 31, 1999. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:

                                                                                       Long-Term Compensation
                                                                                    Awards                 Payouts
                                                       Other                Restricted  Securities   LTIP      All
                                                       Compen-              Stock       Underlying   Payouts   Other
Name                Position     Year     Salary       sation      Bonus    Award(s)     Options/      ($)     Compen-sation
                                                                               ($)         SARs                   ($)
                                                                                            (#)

Bernard D.        President      1999    $35,000.       --          --         ----       400,000      ----      ----
Penner            and Chief
                  Executive
                  Officer

----------------

                       STOCK OPTIONS GRANTS AND EXERCISES

         The following table shows the value at October 31, 1999, of unexercised options held by the named executive officers:

 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                                  Number of securities          Value of unexercised
                                                                 underlying unexercised    in-the-money optionsat fiscal
                                                                    options at fiscal                 year-end
                                                                      year-end (#)                      ($)
        Name            Shares acquired on     Value Realized
                           exercise (#)             ($)         Exercisable/unexercisable    Exercisable/unexercisable*

Bernard D. Penner,            90,090              $193,423        50,000/350,000 (1)(2)        $70,000/$210,000(1)(2)
President and Chief
Executive Officer

---------------------------
(1) Represents presently exercisable options to purchase 50,000 shares of common stock at $.85 per share and unexercisable options to purchase 150,000 shares of common stock at $.85 per share, and unexercisable options to purchase 200,000 shares of common stock at $3.00 per share.

(2) Assumes a fair market value of $2.25 per share of common stock, which was the average price for the Company's common stock on October 29, 1999.

                              EMPLOYMENT CONTRACTS

            In June 1999, the Company entered into a services agreement with Bernard D. Penner, President, Chief Executive Officer and Chairman of the Board, which provides payments aggregating $5,000 per month. The three-year agreement, which also provides for increases and stock option bonuses subject to certain Company performance goals being achieved.

            In March 1999, the Company  entered in to a services  agreement with
A. Cary Tremblay, Vice President Marketing & Sales. In September 1999, the Company extended the agreement, which now provides payments aggregating $4,166 per month. The three-year agreement, also provides for increases and stock option bonuses subject to certain Company performance goals being achieved.

            In March 1999, the Company entered in to a service agreement with Nicholas Wizinsky, Secretary Treasurer and Chief Operations Officer, which was subsequently extended in February 2000,for a three-year period, providing payments aggregating $4,166 per month.

     The Company provided payments aggregating $7500 per month for the services of Dr. Paul F. Bickert, past President, up until his retirement in May 1999. From November 1, 1998 through to May 30, 1999, Dr. Bickert received $52,500 for services in the fiscal year 1999. Additionally, during fiscal year 1999, the Company paid technology lease payments of $90,000 to Dr. Bickert prior to his departure. Payments of $90,000 to Dr. Paul Bickert were made under the antenna technology license agreement during the fiscal year 1999 before his departure from the Company. The Company is presently seeking return of those monies, as described below.

                          TRANSACTIONS WITH MANAGEMENT

     The past President, Chief Executive Officer and Director, founder and a major stockholder of the Company is Dr. Paul Bickert. Dr. Bickert and his wife jointly are the Company's largest single stockholder. The Company was unsuccessful in negotiating with Dr. Bickert for the formal ownership of an antenna technology developed by the Company. Thus, on December 9, 1999, the Company filed a Statement of Claim in British Columbia Supreme Court against him to confirm rightful ownership of its technology and sought related relief, including return of all monies paid to him purportedly under certain agreements, such as those mentioned below.

     On May 2, 1997, Dr. Bickert and the Company entered into a four-year License of Technology Agreement with Dr. Bickert as Licensor, with an option to renew for another six years. Under this Agreement, the Company was to pay Dr. Bickert $10,000 monthly to use the subject antenna technology. At fiscal year end 1999, the Company had not yet manufactured or sold any products using that technology. In fiscal 1998, Dr. Bickert returned to the Company 755,000 shares, valued at $169,875, paid earlier to him for license technology fees in 1997, 1996 and 1995. Prior to Dr. Bickert's departure in May 1999, the Company paid him $90,000. Also on May 2, 1997, the Company entered into a Royalty Agreement with Dr. Bickert whereby he was to receive a 4% royalty on gross receipts from the sale of products incorporating the antenna technology. No royalty payments have been made. All agreements related to the antenna technology under which Dr. Paul Bickert purported to receive monies, are part of the aforementioned lawsuit.

     From November 1, 1995 to October 31, 1996, the Company paid $18,800 to patent attorneys for services in connection with patent applications filed on behalf of Dr. Bickert for the antenna technology. The sum of these amounts was applied to reduce unpaid Technology License obligations purportedly due to him.

     On April 23, 1999, prior to his resignation, Dr. Bickert was issued 238,055 shares of the Company's restricted stock as payment of $42,850 of outstanding advances to the Company. During fiscal 1999, the Company repaid officer loans of $150,812 to Dr. Bickert.

     Between January and May 1999, and prior to Mr. Penner rejoining the Company in June 1999, the Company paid $74,820 to Redline Contracting Ltd., a company controlled by Mr. Penner, for improvements to the Company's new Celltech Research facility and offices in Kelowna, B.C. The Company undertook a further $10,900 in improvements, completed by this same company, following Mr. Penner's appointment. The Company believes that such amounts for the services rendered are not in excess of their fair market value.


      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Bernard Penner, Globus Wireless Ltd., 1955 Moss Court, Kelowna, B.C., Canada V1Y9L3, no later than December 15, 2000.

                              OTHER PROPOSED ACTION

         The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. As of fiscal yearend October 31, 1999, Form 3 reports by Penner, Tremblay, Dyck and Schroth, as well as one Form 4 report each by Penner, Tremblay and Wizinsky, and two Form 4 reports each by Dyck and Schroth, were not filed in a timely manner.


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

          THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO BERNARD D. PENNER, GLOBUS WIRELESS LTD., 1955 MOSS COURT, KELOWNA, B.C., CANADA, V1Y9L3, TELEPHONE NUMBER (604) 860-3130 IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY AUGUST 1, 2000.


                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

                                                           /s/ BERNARD D. PENNER

                                                              Bernard D. Penner,
                                              President, Chief Executive Officer
                                                       and Chairman of the Board


Kelowna, B.C.,
Canada
July 5, 2000

PROXY                                                                      PROXY



                              GLOBUS WIRELESS LTD.

             PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 17, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bernard Penner and Nicholas G. Wizinsky, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Globus Wireless Ltd. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on August 17, 2000 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of V3 Semiconductor Inc. to be held at The Grand Okanagan Hotel located at 1310 Water Street, Kelowna, B.C., Canada, V1Y 9P3, at 9:00 A.M., Pacific time.

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2


1.  ELECTION OF DIRECTORS --                         For         Withhold
    Nominees:
         Bernard D. Penner                           [_]            [_]
         Jerome W. Cwiertnia                         [_]            [_]
         Anthony Dyck                                [_]            [_]
         Hans Schroth                                [_]            [_]



    (Except nominee(s) written above)

                                             For       Against    Abstain
2. Proposal to ratify KPMG LLP as            [_]         [_]        [_]
    independent auditors.

If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 2000

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________
     Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

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